UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)
Information Required in Proxy Statement
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Exchange Act of 1934 (Amendment No. )
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Vicor Corporation

(Name of Registrant as Specified In Its Charter)

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April 27, 2007
Dear Stockholder:
     You are cordially invited to attend the 2007 Annual Meeting of Stockholders (the “Annual Meeting”) of Vicor Corporation (the “Corporation”). The Annual Meeting will be held:

DATE:	June 20, 2007
TIME:	5:00 P.M. local time
PLACE:	Andover Country Club 60 Canterbury Street Andover, Massachusetts
     The attached Notice of Annual Meeting and Proxy Statement cover the formal business of the Annual Meeting. The Proxy Statement contains a discussion of the matters to be voted upon at the Annual Meeting. At the Annual Meeting, your management will report on the operations of the Corporation, and the directors and officers of the Corporation will be available to respond to appropriate questions from stockholders.
     The Board of Directors encourages you to promptly complete, date, sign and return your Proxy Card. Return of the Proxy Card indicates your interest in the Corporation’s affairs. If you attend the Annual Meeting and wish to vote your shares in person, you may revoke your proxy at that time.

Sincerely yours,
/s/ PATRIZIO VINCIARELLI
Chairman of the Board, President and
Chief Executive Officer

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
PROXY STATEMENT
PROPOSAL 1
CORPORATE GOVERNANCE
PRINCIPAL AND MANAGEMENT STOCKHOLDERS
COMPENSATION DISCUSSION AND ANALYSIS
SUMMARY COMPENSATION TABLE FOR FISCAL 2006
GRANTS OF PLAN-BASED AWARDS FOR FISCAL 2006
OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END
OPTIONS EXERCISES AND STOCK VESTED FOR FISCAL 2006
DIRECTOR COMPENSATION FOR FISCAL 2006
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
STOCKHOLDER PROPOSALS

VICOR CORPORATION

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON WEDNESDAY, JUNE 20, 2007

     NOTICE IS HEREBY GIVEN that the 2007 Annual Meeting of Stockholders (the “Annual Meeting”) of Vicor Corporation (the “Corporation”) will be held on Wednesday, June 20, 2007 at 5:00 p.m., local time, at the Andover Country Club, 60 Canterbury Street, Andover, Massachusetts, for the following purposes:
     1. To fix the number of Directors at six and to elect six Directors to hold office until the 2008 Annual Meeting of Stockholders and until their respective successors are duly elected and qualified; and
     2. To consider and act upon any other matters which may be properly brought before the Annual Meeting and at any adjournments or postponements thereof.
     Any action may be taken on the foregoing matters at the Annual Meeting on the date specified above, or on any date or dates to which, by original or later adjournment, the Annual Meeting may be adjourned or to which the Annual Meeting may be postponed.
     The Board of Directors has fixed the close of business on May 7, 2007 as the record date for determining the stockholders entitled to receive notice of and to vote at the Annual Meeting and any adjournments or postponements thereof. Only stockholders of record at the close of business on that date will be entitled to receive notice of and to vote at the Annual Meeting and any adjournments or postponements thereof.
     You are requested to authorize a proxy to vote your shares by completing, dating and signing the enclosed Proxy Card, which is being solicited by the Board of Directors, and by mailing it promptly in the enclosed postage-prepaid envelope. Any proxy may be revoked by a writing delivered to the Corporation stating that the proxy is revoked or by delivery of a properly executed, later dated proxy. Stockholders of record who attend the Annual Meeting may vote in person by notifying the Secretary, even if they have previously delivered a signed proxy.
By Order of the Board of Directors
MARK A. GLAZER
Secretary
Andover, Massachusetts
April 27, 2007

Whether or not you plan to attend the Annual Meeting, please complete, sign, date and promptly return the enclosed Proxy Card in the enclosed postage-prepaid envelope. If you attend the Annual Meeting, you may vote your shares in person if you wish, even if you have previously returned your Proxy Card.

VICOR CORPORATION
25 FRONTAGE ROAD
ANDOVER, MASSACHUSETTS 01810
TELEPHONE (978) 470-2900

PROXY STATEMENT

FOR THE 2007 ANNUAL MEETING OF STOCKHOLDERS
To Be Held on Wednesday, June 20, 2007
April 27, 2007
     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Vicor Corporation (the “Corporation”) from holders of the outstanding shares of capital stock of the Corporation for use at the 2007 Annual Meeting of Stockholders (the “Annual Meeting”) of the Corporation to be held on Wednesday, June 20, 2007 at 5:00 p.m., local time, at the Andover Country Club, 60 Canterbury Street, Andover, Massachusetts, and at any adjournments or postponements thereof. At the Annual Meeting, stockholders will be asked to consider and vote on the proposals set forth in this Proxy Statement.
     This Proxy Statement and the accompanying Notice of Annual Meeting and Proxy Card are first being sent to stockholders on or about May 17, 2007. The Board of Directors has fixed the close of business on May 7, 2007 as the record date for the determination of stockholders entitled to receive notice of and to vote at the Annual Meeting (the “Record Date”). Only stockholders of record at the close of business on the Record Date will be entitled to receive notice of and to vote at the Annual Meeting. As of March 31, 2007, there were outstanding and entitled to vote 29,710,399 shares of Common Stock and 11,854,952 shares of Class B Common Stock of the Corporation. Each share of Common Stock entitles the holder thereof to one vote per share and each share of Class B Common Stock entitles the holder thereof to ten (10) votes per share. Shares of Common Stock and Class B Common Stock will vote together as a single class on the proposals set forth in this Proxy Statement.
     Stockholders of the Corporation are requested to complete, date, sign and return the accompanying Proxy Card in the enclosed postage-prepaid envelope. Shares represented by a properly executed proxy received prior to the vote at the Annual Meeting and not revoked will be voted at the Annual Meeting as directed on the proxy. If a properly executed proxy is submitted and no instructions are given, the proxy will be voted FOR the fixing of the number of Directors at six and the election of the six nominees for Directors of the Corporation named in this Proxy Statement. It is not anticipated that any matters other than those set forth in this Proxy Statement will be presented at the Annual Meeting. If other matters are presented, proxies will be voted in accordance with the discretion of the proxy holders.
     A stockholder of record may revoke a proxy at any time before it has been exercised by (1) filing a written revocation with the Secretary of the Corporation at the address of the Corporation set forth above; (2) filing a duly executed proxy bearing a later date; or (3) appearing in person, notifying the Secretary and voting by ballot at the Annual Meeting. Any stockholder of record as of the Record Date attending the Annual Meeting may vote in person whether or not a proxy has been previously given, but the presence (without further action) of a stockholder at the Annual Meeting will not constitute revocation of a previously given proxy. The presence, in person or by proxy, of holders of a majority in interest of all stock issued, outstanding and entitled to vote at the Annual Meeting shall constitute a quorum for the transaction of business at the Annual Meeting. Shares that reflect abstentions or “broker non-votes” (i.e., shares held by brokers or other nominees that are represented at the Annual Meeting but as to which such brokers or nominees have not received instructions from the beneficial owners or persons entitled to vote such shares and, with respect to one or more but not all matters, such brokers or nominees do not have discretionary voting power to vote such shares) will be counted for purposes of determining whether a quorum is present for the transaction of business at the Annual Meeting.
     The cost of solicitation of proxies in the form enclosed herewith will be borne by the Corporation. In addition to the solicitation of proxies by mail, the Directors, officers and employees of the Corporation may also solicit proxies personally or by telephone, e-mail or other form of electronic communication without special compensation for such activities. The Corporation will also request persons, firms and corporations holding shares in their names or in the names of their nominees, which are beneficially owned by others, to send proxy materials to and obtain proxies from such beneficial owners. The Corporation will reimburse such holders for their reasonable expenses in connection therewith.
     The Corporation’s 2006 Annual Report (the “Annual Report”), including financial statements for the fiscal year ended December 31, 2006, is being mailed to stockholders concurrently with this Proxy Statement. The Annual Report, however, is not part of the proxy solicitation materials. The Corporation will deliver promptly, upon written or oral request, a separate copy of the Annual Report or proxy statement, as applicable, to a security holder at a shared address to which a single copy of the document was delivered.
PROPOSAL 1
ELECTION OF DIRECTORS
     The Board of Directors of the Corporation has recommended that the number of Directors be fixed at six and has nominated the six individuals named below for election as Directors. Each of the nominees is presently serving as a Director of the Corporation. If elected, the nominees will serve until the 2008 Annual Meeting of Stockholders and until their respective successors are duly elected and qualified or until their earlier death, resignation or removal. Properly executed proxies will be voted for the nominees named below unless otherwise specified in the proxy. The Board of Directors anticipates that each of the nominees, if elected, will serve as a Director. However, if any person nominated by the Board of Directors is unable to serve or for good cause will not serve, proxies solicited hereby will be voted for the election of another person designated by the Board of Directors if one is nominated. A plurality of the votes cast by the holders of Common Stock and Class B Common Stock, voting together as a single class, for a nominee for Director shall elect such nominee. Accordingly, abstentions, broker non-votes and votes withheld from any nominee will have no effect on this proposal. Holders of voting rights sufficient to elect each of the nominees named below have indicated an intention to vote in favor of such nominees.
     The Board of Directors unanimously recommends a vote FOR fixing the number of Directors at six and the election of all of the nominees.
Information Regarding Nominees
     The following sets forth certain information as of March 31, 2007 with respect to the six nominees for election to the Board of Directors. Messrs. Ansour and Prager have not been re-nominated for re-election and Mr. Tuozzolo is a new nominee for election to the Board of Directors. Information regarding the beneficial ownership of shares of the capital stock of the Corporation by such persons is set forth in the section of this Proxy Statement entitled “Principal and Management Stockholders.” There is no family relationship among any of the Directors or executive officers of the Corporation.

Name	Age	Director Since	Principal Occupation for Past Five Years
Patrizio Vinciarelli	60	1981	Chairman of the Board, President and Chief Executive Officer of the Corporation since 1981.

Estia J. Eichten	60	1981	Senior Scientist with the Fermi National Accelerator Laboratory in Batavia, Illinois since 1989; President of VLT Corporation, a wholly-owned subsidiary of the Corporation, from 1987 to July 2000 and a Director of VLT, Inc., a wholly-owned subsidiary of the Corporation since July 2000.

Name	Age	Director Since	Principal Occupation for Past Five Years
Barry Kelleher	58	1999	President of the Corporation’s Brick Business Unit since May 2006; Senior Vice President, Global Operations and General Manager of Vicor’s Brick Business Unit from June 2005 to May 2006; Senior Vice President, Global Operations from March 1999 to June 2005 and Senior Vice President, International Operations from 1993 to 1999.

David T. Riddiford	71	1984	Private investor, since 2005; General Partner of the general partner of PR Venture Partners, Limited Partnership, a venture capital affiliate of Pell, Rudman & Co., Inc., an investment advisory firm, from 1987 to 2005, and currently a Director of Datawatch Corporation, a provider of enterprise reporting and business intelligence solutions and support center software since 1989.

Claudio Tuozzolo	44		President of Picor Corporation, a subsidiary of the Corporation, since November 2003; Director of Integrated Circuit Engineering from February 2003 to November 2003; Manager of Integrated Circuit Design from December 2001 to February 2003; Principal Design Engineer for SIPEX Corporation from 1999 to 2001; held various engineering and project management positions in Cherry Semiconductor Corporation’s Computer and Industrial Business Unit from 1993 to 1999.

Samuel J. Anderson	50	2001	Founder, Chairman, Chief Executive Officer and President of Great Wall Semiconductor, a semiconductor manufacturer, since its inception in 2002; Chairman of the Board of Directors of Advanced Analogic Technologies Inc., a supplier of power management semiconductors, since 2001; Vice President of Corporate Business Development of ON Semiconductor Corporation, a supplier of semiconductors, from 1999 to 2001; Director of Operations of Motorola, Inc.’s Components Mixed Signal Operations and various positions in Motorola’s Semiconductor Products Sector from 1984 to 1999.
CORPORATE GOVERNANCE
The Board of Directors and Its Committees
     The Corporation’s Board of Directors held four meetings during the fiscal year ended December 31, 2006. Each of the Directors attended 75% or more of the total number of meetings of the Board of Directors and meetings of the committees of the Board of Directors on which he served during 2006. Directors are expected to attend annual meetings of stockholders of the Corporation in person unless doing so is impracticable due to unavoidable conflicts. All of the directors attended the 2006 annual meeting of stockholders. Mr. Joseph W. Kelly was appointed as a Director effective May 15, 2006 and resigned as a Director effective February 7, 2007. The Board of Directors has established an Audit Committee and an Executive Compensation Committee. The Board does not have a standing nominating committee because it believes that the full Board is in the best position to evaluate potential director nominees and, therefore, it is not necessary for the Corporation to have a nominating committee. The full Board of Directors performs the function of such a committee.
     The Corporation is a “controlled company” in accordance with the corporate governance rules contained in the Marketplace Rules of the National Association of Securities Dealers, Inc. (the “NASDAQ Rules”) because Dr. Vinciarelli holds more than 50% of the voting power of the outstanding stock of the Corporation. As a result, the Corporation is not required to have (1) a majority of independent directors on its Board of Directors, (2) the compensation of its executive officers determined by independent directors, or (3) its director nominees selected or recommended by independent directors. The Board of Directors has determined that three of its seven Directors, Messrs. Ansour, Eichten, and Riddiford, are independent directors for purposes of the NASDAQ Rules. Messrs. Ansour and Prager have not been re-nominated for re-election and the Corporation is conducting a search for an additional independent director.
     Audit Committee — The Board of Directors has established an Audit Committee that complies with the NASDAQ Rules. The Audit Committee is currently composed of Messrs. Ansour, Eichten and Riddiford. Mr. Kelly served as a member of the Audit Committee from May 15, 2006 to February 7, 2007. Information regarding the functions performed by the Audit Committee and the number of meetings held during the fiscal year is set forth in the section of this Proxy Statement entitled “Report of the Audit Committee.” The Audit Committee is governed by a written charter approved by the Board of Directors on February 3, 2007 The Board of Directors has determined that the members of the Audit Committee are “independent” under the applicable NASDAQ Rules and rules of the SEC. This Audit Committee Charter is posted on the Corporation’s website, www.vicorpower.com, under the heading “Investor Relations” and the subheading “Corporate Governance”.
     The Board of Directors has determined that none of the present members of the Audit Committee meet the definition of “audit committee financial expert” as defined by Item 407(d) of Regulation S-K promulgated by the SEC,. The Corporation believes that the present members of its Audit Committee have substantial experience in reviewing financial statements and overseeing financial reporting. In addition, one present member of the Corporation’s Audit Committee, Mr. Riddiford, has past employment experience that results in his financial sophistication, as defined by the NASDAQ Rules.
     Executive Compensation Committee — The Executive Compensation Committee is currently composed of Messrs. Eichten, Riddiford and Ansour. The Executive Compensation Committee is responsible for establishing salaries, bonuses and other compensation for the officers of the Corporation, approving all grants of options by the Corporation’s subsidiaries and administering the Corporation’s stock option and bonus plans pursuant to authority delegated to it by the Board of Directors. The Executive Compensation Committee did not hold any formal meetings during 2006; however, they did act by written consent in lieu of meetings, including for the purpose of approving all stock option awards during 2006.
Director Nomination Process
     The full Board of Directors performs the director nomination function for the Corporation. The Board does not have a charter that governs the director nomination process, although it has established director nomination procedures that set forth the current process for identifying and evaluating director nominees.
     Board Membership Criteria - The Board of Directors has established the following criteria for Board membership. At a minimum, the Board must be satisfied that each nominee has high personal and professional integrity, has demonstrated exceptional ability and judgment, and is expected, in the judgment of the Board, to be highly effective, in conjunction with the other nominees to the Board, in collectively serving the interests of the Corporation and its stockholders. In addition to the minimum qualifications for each nominee set forth above, the Board will select persons for nomination who have industry or other relevant experience and to help ensure that its Audit Committee will be comprised entirely of independent directors.
     Identifying and Evaluating Nominees - The Board may solicit recommendations from any or all of the following sources: non-management directors, the Chief Executive Officer, other executive officers, third-party search firms, or any other source it deems appropriate. The Board will review and evaluate the qualifications of any such proposed director candidate, and conduct inquiries it deems appropriate. The Board will evaluate all such proposed director candidates in the same manner. In identifying and evaluating proposed director candidates, the Board may consider, in addition to the minimum qualifications and other criteria for Board membership approved by the Board from time to time, all facts and circumstances that it deems appropriate or advisable, including, among other things, whether it is appropriate to expand the size of the Board, the skills of the proposed director candidate, his or her depth and breadth of business experience or other background characteristics, his or her independence and the needs of the Board. Based on these considerations, the Board may nominate a director candidate who it believes will, together with the existing Board members and other nominees, best serve the interests of the Corporation and its stockholders.
     Securityholder Recommendations - The Board’s current policy is to review and consider, in accordance with the procedures described above, any director candidates recommended by stockholders of the Corporation entitled to vote in the election of directors. All stockholder recommendations for director candidates must be submitted to the Secretary of the Corporation at Vicor Corporation, 25 Frontage Road, Andover, MA 01810, who will forward all recommendations to the Board.
     All stockholder recommendations for director candidates must include the following information:
•	the name and address of record of the stockholder;

•	a representation that the stockholder is a record holder of shares of stock of the Corporation entitled to vote in the election of directors, or if the stockholder is not a record holder, evidence of ownership in accordance with Rule 14a-8(b)(2) under the Securities Exchange Act of 1934;

•	the name, age, business and residential address, educational background, current principal occupation or employment, and principal occupation or employment for the preceding five (5) full fiscal years of the proposed director candidate;

•	a description of the qualifications and background of the proposed director candidate which addresses the minimum qualifications and other criteria for Board membership approved by the Board from time to time;

•	a description of all arrangements or understandings between the stockholder and the proposed director candidate;

•	the consent of the proposed director candidate (1) to be named in the proxy statement relating to the Corporation’s annual meeting of stockholders and (2) to serve as a director if elected at such annual meeting; and

•	any other information regarding the proposed director candidate that is required to be included in a proxy statement filed pursuant to the rules of the SEC.
Communications with the Board
     If you wish to communicate with any Director of the Corporation or the Board of Directors as a group, you may do so by writing to them at [Name(s) of Director(s)/Board of Directors of Vicor Corporation], c/o Corporate Secretary, Vicor Corporation, 25 Frontage Road, Andover, MA 01810. All correspondence should be sent via certified U.S. mail, return receipt requested. All correspondence received by the Corporate Secretary will be forwarded by the Corporate Secretary promptly to the addressee(s).
Code of Ethics
     The Corporation has established and adopted a Code of Business Conduct and Ethics that applies to its directors, officers and employees. This Code of Business Conduct and Ethics is posted on the Corporation’s website, www.vicorpower.com, under the heading “Investor Relations” and the subheading “Corporate Governance”.

Executive Officers
     Executive officers hold office until the first meeting of the Board of Directors following the next annual meeting of stockholders and until their successors are elected and qualified or until their earlier death, resignation or removal. The following persons are the executive officers of the Corporation.
     Patrizio Vinciarelli, 60, Chairman of the Board, President and Chief Executive Officer. Dr. Vinciarelli founded the Corporation in 1981 and has served as Chairman, President and Chief Executive Officer since that time.
     Barry Kelleher, 58, Senior Vice President, Global Operations and President of the Corporation’s Brick Business Unit since May 2006. Mr. Kelleher held the position of Senior Vice President, Global Operations and General Manager of the Corporation’s Brick Business Unit from June 2005 to May 2006, Senior Vice President, Global Operations from March 1999 to June 2005 and Senior Vice President, International Operations from 1993 to 1999. Prior to joining the Corporation in 1993, Mr. Kelleher was employed at Computer Products Inc., a manufacturer of power conversion products, since 1981, where he held the position of Corporate Vice President and President of the Power Conversion Group.
     Mark A. Glazer, 54, Chief Financial Officer, Treasurer and Secretary since 1997. From April 1998 to March 1999, Mr. Glazer was Acting Vice President, Operations. Mr. Glazer held the position of Vice President, Finance from 1993 to 1997 and Controller of the Corporation from 1988 to 1993. From 1983 to 1988, Mr. Glazer was employed by Analog and Digital Systems, Inc., a manufacturer of home and automotive stereo equipment, where he was Controller from 1983 to 1986 and Treasurer from 1986 to 1987, after which time he was promoted to Vice President, Finance.
     H. Allen Henderson, 59, Vice President, Vicor Corporation since 1999; President, Westcor Division since March 1999; and President and Chief Executive Officer, VLT, Inc. since July 2000. Mr. Henderson held the position of General Manager of the Westcor Division from 1987 to 1999 and Sales Manager from 1985 to 1987. Prior to joining the Corporation in 1985, Mr. Henderson was employed at Boschert, Inc., a manufacturer of power supplies, since 1984, where he held the position of Director of Marketing.
     Douglas W. Richardson, 59, Vice President, Chief Information Officer since November 2000. From 1996 to 2000, Mr. Richardson held the position of Director, Application Development and from 1994 to 1996 Manager, Computer Integrated Manufacturing of the Corporation. Prior to joining the Corporation in 1994, Mr. Richardson was a Program Manager and Director of Quality Management from 1982 to 1994 for ITP Systems, a subsidiary of PricewaterhouseCoopers, specializing in manufacturing automation systems.
     Richard E. Zengilowski, 52, Vice President, Human Resources since August 2001. Prior to joining the Corporation in 2001, Mr. Zengilowski was employed by Simplex Time Recorder Co., a manufacturer and distributor of life safety equipment and automated time and attendance products, from 1992 to 2001, where he held the position of Assistant General Counsel from 1992 to 1998 and Director of Legal Affairs, Human Resources from 1998 to 2001.
     Richard J. Nagel, Jr., 50, Vice President, Chief Accounting Officer since May 2006. From 2005 to 2006, Mr. Nagel held the position of Senior Director, Corporate Controller and from 1996 to 2005 Director, Corporate Controller. Prior to joining the Corporation in 1996, Mr. Nagel was employed by Ernst & Young LLP, an international public accounting firm, where he held a variety of positions from 1982 to 1996, most recently as Senior Manager.

PRINCIPAL AND MANAGEMENT STOCKHOLDERS
     The following table sets forth the beneficial ownership of the Corporation’s Common Stock and Class B Common Stock held by (1) each person or entity that is known to the Corporation to be the beneficial owner of more than five percent of the outstanding shares of either class of the Corporation’s common stock, (2) each Director of the Corporation, (3) each of the executive officers of the Corporation named in the Summary Compensation Table, and (4) all Directors and executive officers as a group, based on representations of the Directors and executive officers of the Corporation as of February 28, 2007, a review of filings on Form 3, 4, 5 and on Schedule 13G under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Except as otherwise specified, the named beneficial owner has sole voting and investment power over the shares. The information in the table reflects shares outstanding of each class of common stock on February 28, 2007, and does not, except as otherwise indicated below, take into account conversions after such date of shares of Class B Common Stock into Common Stock. Subsequent conversions of Class B Common Stock into Common Stock will increase the voting control of persons who retain shares of Class B Common Stock. The percentages have been determined as of February 28, 2007 in accordance with Rule 13d-3 under the Exchange Act, and are based on a total of 41,565,139 shares of common stock that were outstanding on such date, of which 29,710,187 were shares of Common Stock entitled to one vote per share and 11,854,952 were shares of Class B Common Stock entitled to ten (10) votes per share. Each share of Class B Common Stock is convertible into one share of Common Stock at any time upon the election of the holder thereof.

			Percent of
	Total	Percent of	Class B
	Number of	Common Stock	Common Stock	Percent
	Shares Beneficially	Beneficially	Beneficially	of Voting
Name and Address of Beneficial Owner(1)	Owned (2) (3)	Owned	Owned	Power
Patrizio Vinciarelli	20,711,653	32.6%	93.0%	80.9%
Estia J. Eichten	1,193,944 (4)	1.7%	5.8%	5.0%
David T. Riddiford	126,937 (5)	*	*	*
Barry Kelleher	52,568	*	*	*
M. Michael Ansour(6)	48,990	*	*	*
Jay M. Prager(6)	36,836	*	*	*
Samuel J. Anderson	33,712	*	*	*
Mark A. Glazer	25,225	*	*	*
H. Allen Henderson	18,525	*	*	*
Richard E. Zengilowski	13,903	*	*	*
All Directors and executive officers as a group (12 persons)	22,285,078	35.2%	99.0%	86.1%
Pequot Capital Management, Inc. (7) 500 Nyala Farm Rd., Westport, CT 06880	2,602,800	8.8%	*	1.8%

*	Less than 1%

(1)	The address for each of the persons named in the table, but not specified therein, is: c/o Vicor Corporation, 25 Frontage Road, Andover, MA 01810.

(2)	Includes shares issuable upon the exercise of options to purchase Common Stock that are exercisable or will become exercisable on or before April 1, 2007 in the following amounts: Mr. Vinciarelli, 31,191 shares of Common Stock; Mr. Eichten, 23,465 shares of Common Stock; Mr. Riddiford, 23,465 shares of Common Stock; Mr. Ansour, 23,465 shares of Common Stock; Mr. Kelleher, 52,018 shares of Common Stock; Mr. Anderson, 32,465 shares of Common Stock; Mr. Prager, 36,540 shares of Common Stock; Mr. Glazer 24,821 shares of Common Stock; Mr. Henderson, 18,525 shares of Common Stock; Mr. Zengilowski, 13,716 shares of Common Stock; [All Directors and executive officers as a group held 302,456 shares of Common Stock.]

(3)	The calculation of the total number of shares of Common Stock beneficially owned includes the following: for Mr. Vinciarelli, 11,023,648 shares of Class B Common Stock; for Mr. Eichten 690,700 shares of Class B Common Stock; for Mr. Ansour, 18,000 shares of Class B Common Stock; and for all Directors and executive officers as a group, 11,732,348 shares of Class B Common Stock.

(4)	Includes 8,750 shares of Common Stock beneficially owned by Mr. Eichten’s spouse as to which Mr. Eichten disclaims beneficial ownership. In addition, includes 70,700 shares of Common Stock held by the Belle S. Feinberg Memorial Trust of which Mr. Eichten is a trustee. Mr. Eichten disclaims beneficial ownership of the shares of Common Stock held by the Belle S. Feinberg Memorial Trust.

(5)	Includes 4,500 shares of Common Stock beneficially owned by Mr. Riddiford’s spouse as to which Mr. Riddiford disclaims beneficial ownership.

(6)	Messrs. Ansour and Prager have not been re-nominated for re-election.

(7)	Information reported is based upon a Schedule 13G filed on February 14, 2007. This Schedule 13G indicates that the reporting person (i) has sole voting power with respect to 2,507,100 of the shares, and (ii) sole dispositive power with respect to 2,602,800 of the shares.
COMPENSATION DISCUSSION AND ANALYSIS
Philosophy
     The primary objective of our compensation program is to attract, motivate, and retain highly qualified and productive employees by rewarding them for superior performance. The compensation program uses a combination of cash and equity based rewards geared to reward either short or longer-term performance. Compensation and bonuses are included to encourage effective performance relative to current plans and objectives. Stock options are included to attract new talent, promote longer-term focus, to retain key contributors and to more closely align their interests with those of our stockholders.
     The compensation of our executives reflects their success as a team in attaining key performance indicators. In addition, we use each executive’s individual performance (as described below) as the basis for determining their overall compensation.
Overview of Compensation and Process
     Elements of compensation for our executives include: salary, bonus, stock incentive awards, health, disability, life insurance, and perquisites.
     The Chief Executive Officer (“CEO”) makes compensation recommendations to the Executive Compensation Committee with respect to the executive officers, although the Executive Compensation Committee may exercise its discretion in modifying any recommended adjustments or awards. Such executive officers are not present at the time of these deliberations. The Executive Compensation Committee approves the annual salary of Mr. Vinciarelli, our CEO.
     We choose to pay each element of compensation in order to attract, motivate, and retain the necessary executive talent, reward annual performance and provide incentive for focus on long-term strategic goals as well as short-term performance. The amount of each element of compensation is determined by our CEO and approved by the Executive Compensation Committee. The following factors are considered in determining the amount of salary and other benefits to pay each executive:
•	Performance against corporate and individual goals for the previous year;

•	Difficulty of achieving goals;

•	General management performance; and

•	Their overall contribution and the value of their skills and capabilities as a member of the executive team.
     We allocate total compensation between long-term and short-term compensation. We provide equity compensation to align the executives’ goals with those of our stockholders. We provide cash compensation in the form of a base salary competitive for comparable work at similar companies within our industry in order to recruit and retain the appropriate talent.

     The compensation program’s goals are to compensate the executives competitively based on external local and national salary survey data. The survey data enables us to benchmark ourselves against similar companies by any one or more of the following criteria: region, industry or revenues. The survey data is used as a comparison when completing the annual merit increases for executives and salaried individuals. Our CEO makes executive salary recommendations based on the salary data and his evaluation of the respective merit, skills, experience and performance of each executive. Changes in executive compensation are approved by the Executive Compensation Committee.
Compensation Consultant
     We did not use a compensation consultant in fiscal year 2006.
SUMMARY COMPENSATION TABLE FOR FISCAL 2006

							Change in
							Pension
							Value and
				Stock	Option	Non-Equity	Nonqualified	All Other
		Salary	Bonus	Awards	Awards	Incentive Plan	Deferred	Compensation	Total
Name and Principal Position	Year	($)	($)(1)	($)	($)(2)	($)	Earnings ($)	($)(3)	($)
Patrizio Vinciarelli, CEO	2006	293,508	—	—	1,751	—	—	21,697	316,957
Mark A. Glazer, CFO	2006	198,535	—	—	2,143	—	—	18,471	219,149
Barry Kelleher, Pres., BBU	2006	251,385	3,278	—	159,348	—	—	21,220	435,230
H. Allen Henderson, Pres., Westcor	2006	198,431	—	—	1,457	—	—	17,798	217,686
Richard E. Zengilowski, VP, HR	2006	183,592	—	—	7,134	—	—	15,698	206,423

(1)	Sales incentive bonus for the fourth quarter of 2005, paid in 2006. Mr. Kelleher was not eligible for sales incentive bonus programs in 2006 due to his participation in the BBU Plan (see below).

(2)	Mr. Kelleher’s option award amounts include Directors’ stock option grants. Refer to Note 3, “Stock-Based Compensation”, in the Notes to the Consolidated Financial Statements included in the Annual Report on Form 10-K for the year ended December 31, 2006, filed on March 15, 2007 for the relevant assumptions used to determine the valuation of our option awards.

(3)	Includes car allowance, gas allowance, Exec-U-Care insurance supplement, taxable portion of life insurance benefit and the Corporate 401(k) match. Mr. Vinciarelli’s car allowance is $10,000, while all other amounts are individually below the threshold for individual disclosure.
Base Salary
     We establish salary compensation for our executive officers based on our operating performance relative to comparable peer companies. In setting base salaries for fiscal 2006, we reviewed national and local executive salary survey information of officers with comparable qualifications, experience and responsibilities at companies in our recommended peer group. We believe that we do not pay at the highest level relative to the peer group, but rather set compensation on a basis relative to the other members of our senior management team. Each year the merit increase data is presented to the Executive Compensation Committee and CEO for approval.
Bonus
     At the beginning of fiscal 2006, we established the Brick Business Unit and Corporate Support Functions Incentive Compensation Plan (the“BBU Plan”) which is designed to reward certain executives and key employees of the Brick Business Unit and corporate support functions for the achievement of shorter-term financial goals. We believe that this is important to align our executive officers and key employees by promoting teamwork among them. Messrs. Glazer, Henderson, Kelleher and Zengilowski participate in the BBU Plan. Mr. Vinciarelli, our CEO, does not participate in the BBU Plan. The BBU Plan provides for the award of cash bonus and stock option awards upon achievements of certain corporate and individual goals to be set each year. Under the terms of the BBU Plan for 2006, the potential bonus payable to each executive officer and key employee included in the BBU Plan ranged from a maximum of 20% to 50% of base salary, to be paid only if the company achieved a pre-determined minimum level of consolidated pre-tax income for fiscal 2006. The BBU Plan calls for the bonus award to be distributed 50% in cash and 50% in Vicor stock options, subject to approval by the Executive Compensation Committee. No bonuses under the BBU Plan for 2006 were awarded as the consolidated pre-tax income target was not achieved.

Stock Option and Equity Incentive Programs
     We use the stock option programs as the primary long-term incentive to reward executive officers and key employees. The stock option program is considered a key retention tool. Also, due to the direct relationship between the value of an option and the market price of our common stock, granting stock options is considered an effective method of motivating the executive officers to manage the Corporation in a manner that is consistent with our interests and those of our stockholders.
     The Executive Compensation Committee grants stock options to our executive officers and key employees based upon prior performance, such as through the BBU Plan. In addition, our CEO can, at his discretion, grant options to executive officers and key employees based on outstanding performance, the achievement of a specific goal or task, or as an added incentive to motivate employees. There is no set formula for the granting of discretionary option awards to individual executives or employees. All stock option grants are reviewed and approved by the Executive Compensation Committee prior to issuance. It is also our policy to grant options at an employee’s time of hiring. Grants to newly hired employees are effective on the first business day of the month following employment, following the approval by the Executive Compensation Committee.
     The exercise price of stock options is generally set at the current day’s closing price of our common stock on NASDAQ, however, it may be set higher than the current day’s price to provide for additional performance incentives. As discussed in the Directors’ Compensation section, stock options are granted to all directors, with the exception of Mr. Vinciarelli, on the date of our annual meeting of stockholders, in accordance with the terms of our Amended and Restated 2000 Stock Option and Incentive Plan (the “2000 Plan”).
     One of our named executive officers, Mr. Glazer, also received awards granted under the Picor Corporation (“Picor”) 2001 Stock Option and Incentive Plan, which were approved by the Picor Board of Directors, to reward him for his service as a director of Picor, a subsidiary of Vicor.
Perquisites
     We have limited the perquisites that are available to our executive officers. Our executives are entitled to a few benefits that are not otherwise available to all of our employees. We do not provide pension arrangements, post-retirement health coverage, or similar benefits for our executives or employees.
     The perquisites we provided in fiscal 2006 are as follows. All employees who participated in our 401(k) plan received up to $4,500 in matching funds. All of our named executive officers, with the exception of our CEO, participated in our 401(k) plan and received matching funds. Our health and insurance plans are the same for all employees. In general, our employees pay approximately 35% of the health premium due. In addition to participating in the health plan offered to all employees, our executive officers also receive benefits under Exec-U-Care, which supplements our health, dental and vision care plans by reimbursing the executive for amounts not covered under the plans including co-payments.
GRANTS OF PLAN-BASED AWARDS FOR FISCAL 2006

								All Other	All other		Grant
		Estimated			Estimated			Stock Awards	Option Awards	Exercise	Date
		Future Payouts			Future Payouts			Number of	Number of	or Base	Fair
		Under Non-Equity			Under Equity			Shares	Securities	Price of	Value of
		Incentive Plan Awards			Incentive Plan Awards			of Stock	Underlying	Option	Option
	Grant	Threshold	Target	Maximum	Threshold	Target	Maximum	or Units	Options	Awards	Awards
Name	Date	($)	($)	($)	(#)	(#)	(#)	(#)	(#)	($/Sh)(1)	($)(2)
Patrizio Vinciarelli, CEO	—	—	—	—	—	—	—	—	—	—	—
Mark A. Glazer, CFO (3)	6/5/2006	—	—	—	—	—	—	—	10,000	0.88	3,650
Barry Kelleher	2/21/2006	—	—	—	—	—	—	—	50,000	20.00	387,777
	6/22/2006								3,180	15.73	16,164
H. Allen Henderson	—	—	—	—	—	—	—	—	—	—	—
Richard E. Zengilowski	11/1/2006	—	—	—	—	—	—	—	10,000	14.07	41,039

(1)	Mr. Kelleher’s 50,000 options were granted at an exercise price of $20.00, which was $1.02 above market price on the grant date. Mr. Zengilowski’s options were granted at an exercise price of $14.07, which was $2.35 above market price on the grant date.

(2)	Refer to Note 3, “Stock-Based Compensation”, in the Notes to Consolidated Financial Statements included in the Annual Report on Form 10-K for the year ended December 31, 2006, filed on March 15, 2007 for the relevant assumptions used to determine the valuation of our option awards.

(3)	Mr. Glazer’s option grant was for stock options in Picor Corporation (“Picor”), a subsidiary of Vicor Corporation, for his service as a Director of Picor.
OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

		Option Awards
				Equity
				Incentive
				Plan
		Number of	Number of	Awards:
		Securities	Securities	Number of
		Underlying	Underlying	Securities
		Unexercised	Unexercised	Underlying	Option
		Options	Options	Unexercised	Exercise	Option
		Exercisable	Unexercisable	Unearned	Price	Expiration
Name		(#)(1)	(#)(1)(4)	Options (#)	($)	Date (2)

Patrizio Vinciarelli, CEO		572	—	—	8.75	12/23/2008
		8,914	—	—	12.06	3/1/2009
		6,277	—	—	13.63	10/12/2011
		659	—	—	15.18	4/24/2007
		625	—	—	16.00	4/30/2007
		5,649	—	—	16.37	3/3/2007
		563	—	—	17.75	5/15/2007
		250	—	—	19.75	7/9/2009
		1,463	—	—	20.50	4/12/2010
		960	—	—	23.13	1/27/2008
		416	—	—	24.06	6/19/2007
		402	—	—	24.87	6/19/2007
		130	—	—	25.75	12/23/2008
		192	—	—	26.00	1/9/2008
		186	—	—	26.88	1/9/2008
		120	—	—	28.00	1/7/2008
		3,540	—	—	28.25	3/2/2008
		273	—	—	31.13	1/2/2008
		181	—	—	35.75	2/28/2007
Mark A. Glazer, CFO		212	—	—	6.18	8/23/2008
		6,468	—	—	12.06	3/1/2009
		4,382	—	—	13.63	10/12/2011
		4,001	—	—	16.37	3/3/2007
		1,248	—	—	17.63	4/16/2011
		5,000	—	—	20.00	5/7/2008
		976	—	—	20.50	4/12/2010
		2,534	—	—	28.25	3/2/2008
		115	—	—	35.75	2/28/2007
	(3)	—	10,000	—	0.88	6/5/2016
	(3)	40,000	—	—	0.25	11/21/2011
Barry Kelleher		199	—	—	6.18	8/23/2007
		199	—	—	6.18	8/23/2008
		1,309	—	—	7.15	7/27/2007
		1,309	—	—	7.15	7/27/2008
		977	—	—	9.59	7/26/2007
		976	—	—	9.59	7/26/2008
		0	976	—	9.59	7/26/2009
		12,000	—	—	12.06	3/1/2009
		5,124	—	—	13.63	10/12/2011
		1,793	1,792	—	13.95	6/23/2008
		3,330	—	—	15.02	6/17/2007
		0	3,180	—	15.73	6/22/2009
		623	—	—	16.04	7/28/2007
		1,050	—	—	16.37	3/3/2007
		2,000	—	—	17.63	6/24/2009
		1,475	—	—	17.63	4/16/2011
		3,000	—	—	20.00	5/7/2008
		0	10,000	—	20.00	2/21/2009
		0	10,000	—	20.00	2/21/2010
		0	10,000	—	20.00	2/21/2011
		0	10,000	—	20.00	2/21/2012
		0	10,000	—	20.00	2/21/2013
		2,392	—	—	20.50	4/12/2010
		1,805	—	—	28.25	3/2/2008
		337	—	—	35.75	1/31/2011
		618	—	—	39.94	7/17/2010
		526	—	—	43.81	10/11/2010

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END FOR FISCAL 2006 (Continued)

	Option Awards
			Equity
			Incentive
			Plan
	Number of	Number of	Awards:
	Securities	Securities	Number of
	Underlying	Underlying	Securities
	Unexercised	Unexercised	Underlying	Option
	Options	Options	Unexercised	Exercise	Option
	Exercisable	Unexercisable	Unearned	Price	Expiration
Name	(#)(1)	(#)(1)(4)	Options (#)	($)	Date (2)

H. Allen Henderson	805	—	—	28.25	3/2/2008
	3,200	—	—	14.88	1/2/2007
	715	—	—	16.37	3/3/2007
	1,244	—	—	12.06	3/1/2009
	1,393	—	—	16.37	3/3/2007
	2,336	—	—	28.25	3/2/2008
	4,805	—	—	12.06	3/1/2009
	1,248	—	—	17.63	4/16/2011
	732	—	—	20.50	4/12/2010
	4,509	—	—	13.63	10/12/2011
	753	—	—	35.75	2/28/2007
	307	—	—	17.63	5/16/2007
	212	—	—	17.63	5/16/2007
	219	—	—	6.18	8/23/2008
Richard E. Zengilowski	0	10,000	—	14.07	11/1/2016
	7,500	—	—	19.40	9/4/2011
	3,843	—	—	13.63	10/12/2011
	2,000	500	—	6.43	7/15/2012
	187	—	—	6.18	8/23/2007
	186	—	—	6.18	8/23/2008

(1)	Generally, stock options become exercisable in five equal annual installments beginning on the first anniversary of the date of grant.

(2)	The expiration date of each stock option generally occurs five years after the vesting date of each installment. Mr. Kelleher’s 50,000 options granted expire 2 years after the vesting date.

(3)	These are Picor stock options granted for service as a Director of Picor.

(4)	The unexercisable option vesting schedule is as follows as of December 31, 2006:

		Unvested
Name	Grant Date	Shares	Vest Date
Mark Glazer	6/5/2006	2,000	6/5/2007
	6/5/2006	2,000	6/5/2008
	6/5/2006	2,000	6/5/2009
	6/5/2006	2,000	6/5/2010
	6/5/2006	2,000	6/5/2011
Barry Kelleher	6/26/2003	976	1/26/2007
	6/23/2005	1,792	6/23/2007
	6/22/2006	1,590	6/22/2007
	6/22/2006	1,590	6/22/2008
	2/21/2006	10,000	2/21/2007
	2/21/2006	10,000	2/21/2008
	2/21/2006	10,000	2/21/2009
	2/21/2006	10,000	2/21/2010
	2/21/2006	10,000	2/21/2011
Richard E. Zengilowski	11/1/2006	2,000	11/1/2007
	11/1/2006	2,000	11/1/2008
	11/1/2006	2,000	11/1/2009
	11/1/2006	2,000	11/1/2010
	11/1/2006	2,000	11/1/2011
	7/15/2002	500	7/15/2007

OPTIONS EXERCISES AND STOCK VESTED FOR FISCAL 2006

	Option Awards
	Number of	Value
	Shares	Realized on
	Acquired on	Exercise
Name	Exercise (#)	($)(1)

Patrizio Vinciarelli, CEO	625	2,669
Mark A. Glazer, CFO	4,087	27,479
Barry Kelleher	4,407	48,393
H. Allen Henderson	—	—
Richard E. Zengilowski	187	1,019

(1)	Represents the difference between the exercise price and the fair market value of the common stock on the date of exercise.
Post-Employment Compensation
Pension Benefits
     We do not provide pension arrangements or post-retirement health coverage for our executives or employees. Our executive officers are eligible to participate in our 401(k) contributory defined contribution plan. In any plan year, we will contribute to each participant a matching contribution equal to 50% of the first 3% of the participant’s compensation that has been contributed to the plan, up to a maximum matching contribution of $4,500. All our executive officers, with the exception of the CEO, participated in our 401(k) plan during fiscal 2006 and received matching contributions.
Nonqualified Deferred Compensation
     We do not provide any nonqualified defined contribution or other deferred compensation plans.
Other Post-Employment Payments
     All of our employees, including our executive officers, are employees-at-will and as such do not have employment contracts with us. We also do not provide post-employment health coverage or other benefits. However, stock options issued under the 2000 Plan and the 2001 Picor Plan carry a change in control provision that automatically accelerates vesting and makes unvested options fully exercisable. As of December 31, 2006, the intrinsic value of unvested options held by our named executive officers was as follows:

		Intrinsic Value of Unvested
	Number of Unvested Options	Options as of December 31,
Named Executive Officer	as of December 31, 2006	2006
Patrizio Vinciarelli	—	—
Mark Glazer	—	—
Barry Kelleher	976	$1,484
Richard Zengilowski	500	$2,340
Allen Henderson	—	—

DIRECTOR COMPENSATION FOR FISCAL 2006

					Change in
					Pension Value
					and Nonqualified
	Fees Earned			Non-Equity	Deferred
	or Paid in			Incentive Plan	Compensation	All Other
	Cash	Stock Awards	Option Awards	Compensation	Earnings	Compensation	Total
Name(1)	($)	($)	($) (2)(3)(4)	($)	($)	($)	($)
M. Michael Ansour (5)	30,000	—	22,401	—	—	—	52,401
Samuel J. Anderson	30,000	—	23,905	—	—	—	53,905
Estia J. Eichten	30,000	—	22,401	—	—	—	52,401
Joseph W. Kelly (6)	18,750	—	23,736	—	—	—	42,486
Jay M. Prager (5)	32,500	—	22,307	—	—	—	54,807
David T. Riddiford	30,000	—	22,401	—	—	—	52,401

(1)	Mr. Vinciarelli, has been omitted from this table since he receives no compensation for serving on our Board. Mr. Kelleher has been omitted from this table because, as an employee Director, he receives no fees in addition to his salary for serving on our Board and since his stock option awards are included in the Summary Compensation Table.

(2)	Refer to Note 3, “Stock-Based Compensation”, in the Notes to Consolidated Financial Statements included in the Annual Report on Form 10-K for the year ended December 31, 2006, filed on March 15, 2007 for the relevant assumptions used to determine the valuation of our option awards.

(3)	The grant date fair value of each stock option awarded to our non-employee directors is $1,261,081.

(4)	The following are the aggregate number of option awards outstanding that have been granted to each of our non- employee directors as of December 31, 2006, the last day of the 2006 fiscal year: Mr. Ansour: 28,437; Mr. Anderson: 37,437; Mr. Eichten: 28,437; Mr. Kelly: 13,180; Mr. Prager: 41,656; and Mr. Riddiford: 28,437.

(5)	Messrs. Ansour and Prager have not been re-nominated for re-election.

(6)	Mr. Kelly was a Director of the Corporation as of December 31, 2006 and was issued 13,180 options during his term. On February 7, 2007 Mr. Kelly resigned as a Director of the Corporation and in doing so forfeited all of his options as of that date as none had vested.
Overview of Compensation and Procedures
     We review the level of compensation of our non-employee directors on an annual basis. To determine how appropriate the current level of compensation for our non-employee directors is, we have historically obtained data from a number of different sources including:
•	publicly available data describing director compensation in peer companies;

•	survey data collected by our human resources department; and

•	information obtained directly from other companies.
     We compensate non-employee members of the board through a combination of cash and equity-based compensation. Each non-employee director receives a quarterly retainer of $7,500 for his services per quarter as a director. We also reimburse expenses incurred by non-employee directors to attend board and committee meetings. Additionally, each employee Director, other than any Director who holds in excess of 10% of the total number of shares of the capital stock of the Corporation (i.e., Mr. Vinciarelli), and each non-employee Director receives an annual grant of non-qualified stock options upon election as a Director following the Annual Meeting of Stockholders under the 2000 Plan. Currently, the formula to calculate the stock option award is $50,000 divided by the price of Vicor stock at the close of market as reported on the NASDAQ Global Market (“NASDAQ”) on the day of the Annual Stockholders meeting. Accordingly, each non-employee Director and each employee Director, other than Mr. Vinciarelli, received non-qualified stock options to purchase up to 3,180 shares of Common Stock on June 22, 2006 at an exercise price of $15.73 per share. Half of these options will become exercisable one year after the grant date while the remainder becomes exercisable after two years. These options expire three years from the grant date.

          Directors who are also our employees do not receive cash compensation for service on the board in addition to compensation payable for their service as our employees.
Compensation Committee Report
     The Executive Compensation Committee of the Board of Directors of the Corporation (the “Executive Compensation Committee”) has reviewed and discussed the Compensation Discussion and Analysis (the “CD&A”) for the year ended December 31, 2006 with management. Based on the reviews and discussions referred to above, the Executive Compensation Committee recommended to the board that the CD&A be included in the proxy statement for the year ended December 31, 2006 for filing with the Securities and Exchange Commission.
Submitted by the Executive Compensation Committee
M. Michael Ansour
Estia J. Eichten
David T. Riddiford
Compensation Committee Interlocks and Insider Participation
     Messrs. Eichten, Riddiford, and Ansour serve on the Executive Compensation Committee. Messrs. Eichten, Riddiford and Ansour do not serve as officers of the Corporation. We are not aware of any compensation committee interlocks.
Report of the Audit Committee of the Board of Directors
     The Audit Committee oversees the Corporation’s financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited financial statements in the Annual Report with management including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements.
     The Audit Committee reviewed with the independent registered public accounting firm, who is responsible for expressing an opinion on the conformity of those audited financial statements with U.S. generally accepted accounting principles, including a discussion of the quality, not just the acceptability, of the Corporation’s accounting principles and such other matters as are required to be discussed with the Audit Committee in accordance with standards established by the Public Company Accounting Oversight Board (“PCAOB”) and generally accepted auditing standards. In particular, the Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed with them under the provision of Statement on Auditing Standards No. 61 (Codification of Statements on Auditing Standards), as modified or supplemented. In addition, the Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by PCAOB Rule 36CUT, which adopted on an interim basis Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and has discussed with the independent registered public accounting firm the auditors’ independence from management and the Corporation and considered the compatibility of nonaudit services with the auditors’ independence.
     The Audit Committee discussed with the independent registered public accounting firm the overall scope and plans for their audit. The Audit Committee meets with the independent registered public accounting firm, with and without management present, to discuss the results of their examination, their evaluation of the Corporation’s internal controls over financial reporting, and the overall quality of the Corporation’s financial reporting. The Audit Committee held four meetings during fiscal 2006.

     In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors (and the Board approved) that the audited financial statements be included in the Corporation’s Annual Report on Form 10-K for the year ended December 31, 2006 for filing with the SEC.
Submitted by the Audit Committee:
M. Michael Ansour
Estia J. Eichten
David T. Riddiford
Certain Relationships and Related Transactions
     In August 2003, the Corporation purchased a number of shares of non-voting preferred stock of Great Wall Semiconductor Corporation (“GWS”) representing an approximately 5% equity interest in GWS for $1,000,000. In March and August 2004, the Corporation purchased additional shares of non-voting preferred stock of GWS representing an additional approximately 13% equity interest in GWS for $2,000,000. The Corporation’s total investment in GWS was $3,000,000 as of March 31, 2007. The Corporation periodically evaluates the investment in GWS to determine if there are any events or circumstances that are likely to have a significant adverse effect on the fair value of the investment. In the fourth quarter of 2006, the investment was adjusted for a decline in value judged to be other than temporary of $1,000,000, for a net investment balance of $2,000,000 at December 31, 2006. Mr. Anderson, a director of the Corporation, is the founder and president and a shareholder of GWS. A majority of the equity interests in GWS are owned and controlled by an unrelated company. In addition to the investment, the Corporation and GWS have entered into a cross-license agreement and the Corporation purchases certain components from GWS. These purchases were approximately $409,000 in 2006.
     The Corporation’s policies and procedures with respect to the review, approval and/or ratification of related party transactions are as follows per the Corporation’s Audit Committee Charter. The Audit Committee shall review and approve all related party transactions required to be disclosed pursuant to SEC Regulation S-K, Item 404, and discuss with management the business rationale for the transactions and whether appropriate disclosures have been made. The related party transactions described above were subject to this policy.
Equity Compensation Plan Information
     The following table sets forth certain aggregated information for Vicor Corporation as of the end of the most recently completed fiscal year regarding equity securities underlying awards made under the 1993 Plan, the 1998 Plan and the Amended and Restated 2000 Stock Option and Incentive Plan. All equity compensation plans of the Corporation have been approved by its stockholders.

Number of securities
remaining available for
	Number of securities to	Weighted-average exercise	future issuance under
	be issued upon exercise	price of outstanding	equity compensation plans
	of outstanding options,	options, warrants and	(excluding securities
Plan Category	warrants and rights	rights	reflected in column [a])
	[a]	[b]	[c]
Equity compensation plans approved by security holders	1,643,629	$18.14	3,791,818
Equity compensation plans not approved by security holders	—	—	—

Total	1,643,629	$18.14	3,791,818

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
     Section 16(a) of the Exchange Act requires the Corporation’s executive officers and Directors, and persons who own more than 10% of a registered class of the Corporation’s equity securities (collectively, “Insiders”), to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the”SEC”) and NASDAQ. Insiders are required by SEC regulation to furnish the Corporation with copies of all Section 16(a) forms they file. To the Corporation’s knowledge, based solely on a review of copies of such reports and written representations that no other reports were required during the fiscal year ended December 31, 2006, all transactions in the Corporation’s securities that were engaged in by Insiders, and therefore required to be disclosed pursuant to Section 16(a) of the Exchange Act, were timely reported.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
     The Corporation has selected Ernst & Young LLP as the independent registered public accounting firm for the Corporation for the fiscal year ending December 31, 2007. A representative of Ernst & Young LLP is expected to be present at the Annual Meeting and will be given the opportunity to make a statement. The representative is expected to be available to respond to appropriate questions.
     The following table summarizes the fees for services rendered by Ernst & Young LLP for the fiscal years ended December 31, 2006 and 2005 in each of the following categories:

	2006	2005
Audit Fees	$1,018,000	$856,000
Audit Related Fees	10,000	10,000
Tax Fees	189,000	314,000
All Other Fees	—	—

Total Fees	$1,217,000	$1,180,000

Audit Fees include services provided in connection with the audit of the Corporation’s consolidated financial statements, the reviews of the Corporation’s quarterly reports on Form 10-Q, assistance with and review of documents filed with the SEC, statutory audits required internationally and accounting consultations that relate to the audited financial statements and are necessary to comply with generally accepted auditing standards in the United States. The 2006 and 2005 audit fees also include $395,000 and $365,000, respectively, relating to the audit of management’s assessment and the operating effectiveness of the Corporation’s internal control over financial reporting under Section 404 of the Sarbanes-Oxley Act of 2002.
Audit-Related Fees include services provided in connection with audits of the Corporation’s employee benefit plan.
Tax Fees include services provided in connection with tax compliance, tax advice, tax planning and assistance with tax audits.
All Other Fees were for services not included in the categories above.
     Pursuant to the Audit Committee charter, the Audit Committee must pre-approve all auditing services and the terms thereof and non-audit services (other than non-audit services prohibited under Section 10A(g) of the Exchange Act or the applicable rules of the SEC or the Public Company Accounting Oversight Board) to be provided to the Corporation by the independent registered public accounting firm; provided, however, the pre-approval requirement is waived with respect to the provision of non-audit services for the Corporation if the “de minimus” provisions of Section 10A(i)(1)(B) of the Exchange Act are satisfied. Under the charter, the authority to pre-approve non-audit services may be delegated to one or more members of the Audit Committee, who shall present all decisions to pre-approve an activity to the full Audit Committee at its first meeting following such decision. The Audit Committee approved all audit and non-audit services provided to the Corporation by Ernst & Young LLP during the 2006 fiscal year.

STOCKHOLDER PROPOSALS
     Stockholder proposals intended to be presented at the 2008 Annual Meeting of Stockholders must be received by the Corporation on or before January 16, 2008 in order to be considered for inclusion in the Corporation’s proxy statement. These proposals must also comply with the rules of the SEC governing the form and content of proposals in order to be included in the Corporation’s proxy statement and form of proxy and should be directed to: Vicor Corporation, 25 Frontage Road, Andover, Massachusetts 01810, Attention: Secretary. It is suggested that any stockholder proposal be transmitted by certified mail, return receipt requested.
     Proxies solicited by the Board of Directors will confer discretionary voting authority with respect to stockholder proposals, other than proposals to be considered for inclusion in the Corporation’s proxy statement described above, that the Corporation receives at the above address after April 1, 2008. These proxies will also confer discretionary voting authority with respect to stockholder proposals, other than proposals to be considered for inclusion in the Corporation’s proxy statement described above, that the Corporation receives on or before April 1, 2008, subject to SEC rules governing the exercise of this authority.

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MR A SAMPLE
DESIGNATION (IF ANY)
ADD 1
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ADD 3
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Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. X

Annual Meeting Proxy Card — COMMON STOCK

▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors recommends a vote FOR all the nominees listed.

	For	Withhold		For	Withhold		For	Withhold
01 - Samuel Anderson	☐	☐	02 - Estia J. Eichten	☐	☐	03 - Barry Kelleher	☐	☐
04 - David T. Riddiford	☐	☐	05 - Claudio Tuozzolo	☐	☐	06 - Patrizio Vinciarelli	☐	☐

2. In their discretion, the proxies are authorized to vote upon any other business that may properly come before the Annual Meeting or any adjournments or postponements thereof.

B Non-Voting Items

Change of Address — Please print new address below.

Comments — Please print your comments below.

C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as your name(s) appear(s) on the books of the Corporation. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

Date (mm/dd/yyyy) — Please print date below. / /

Signature 1 — Please keep signature within the box.

Signature 2 — Please keep signature within the box.

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1 U P X 0 1 3 5 4 5 1

MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND

<STOCK#> 00Q2MB

VICOR

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MR A SAMPLE
DESIGNATION (IF ANY)
ADD 1
ADD 2
ADD 3
ADD 4
ADD 5
ADD 6

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. ☒

Annual Meeting Proxy Card — CLASS B COMMON STOCK

▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors recommends a vote FOR all the nominees listed.

	For	Withhold		For	Withhold		For	Withhold
01 - Samuel Anderson	☐	☐	02 - Estia J. Eichten	☐	☐	03 - Barry Kelleher	☐	☐
04 - David T. Riddiford	☐	☐	05 - Claudio Tuozzolo	☐	☐	06 - Patrizio Vinciarelli	☐	☐

2. In their discretion, the proxies are authorized to vote upon any other business that may properly come before the Annual Meeting or any adjournments or postponements thereof.

B Non-Voting Items

Change of Address — Please print new address below.

Comments — Please print your comments below.

C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as your name(s) appear(s) on the books of the Corporation. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

Date (mm/dd/yyyy) — Please print date below.   /   /

Signature 1 — Please keep signature within the box.

Signature 2 — Please keep signature within the box.

C 1234567890   J N T

1 U P X   0 1 3 5 4 5 2

MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND

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